2007

A Production Company

Poised for Growth

Petrol Oil and Gas, Inc.

Copyright 2005. Presentation and contents of this presentation are copyright by Petrol Oil and Gas, Inc. All rights reserved. Copying of the presentation is forbidden without the prior written consent of Petrol Oil and Gas, Inc. Information in this presentation is provided without warranty of any kind, either express or implied, including but not limited to the implied warranties of merchantability, fitness for a particular purpose and the timeliness of the information. You assume all risk in using the information. In no event will PETROL or its representatives be liable for any direct, special, indirect or consequential damages resulting from the use of the information. This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended.

Forward-looking statements may include the words "may," "could," "estimate," "intend," "continue," "believe," "expect" or "anticipate" or other similar words. Forward-looking statements are not guarantees of performance. Although PETROL believes its expectations reflected in forward-looking statements are based on reasonable assumptions, no assurance can be given that these `expectations will be achieved. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include, among others: the timing and extent of changes in commodity prices for crude oil, natural gas and related products, foreign currency exchange rates and interest rates; the timing and impact of natural gas demand or prices for oil and gas; the extent and effect of any hedging activities engaged in by PETROL; the extent of PETROL's success in discovering, developing, marketing and producing reserves and in acquiring oil and gas properties; the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise; the availability and cost of drilling rigs, experienced drilling crews and other equipment; the availability of pipeline transportation capacity; the extent to which PETROL can develop additional producing wells; the results of wells yet to be drilled that are necessary to test whether substantial acreage positions contain suitable drilling prospects; whether PETROL is successful in its efforts to more intensely develop its acreage and other production areas; political developments around the world; acts of war and terrorism and responses to these acts; and financial market conditions. In light of these risks, uncertainties and assumptions, the events anticipated by PETROL's forward-looking statements might not occur. PETROL undertakes no obligations to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. As noted above, statements of proved reserves are only estimates and may be imprecise. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include not only proved reserves, but also other categories of reserves that the SEC's guidelines strictly prohibit PETROL from including in filings with the SEC. Investors are urged to consider closely the disclosure in PETROL's Annual Report on Form IO-KSB and Quarterly Reports on Form 10-QSB, available from PETROL at 3161 E. Warm Springs Road, Suite 300, Las Vegas, NV  89120 (Attn: Investor Relations). You can also obtain these forms from the SEC by calling 1-800-SEC-0330 or from the SEC's website at www.sec.gov. In addition, reconciliation and calculation schedules for Non-GAAP Financial Measures referred to in this presentation can be found on the Petrol Oil and Gas website at www.petroloilandgas.com.

Established A Significant Acreage Position in the CBM Rich Cherokee
Basin Area

Approximately 165,000 gross acres

Acreage Divided into  5 Manageable Projects .

Production primarily from Cherokee Basin CBM in SE Kansas

3.2 MMcfde

Resource Base

~272 Bcf (3P) Net Reserves

~15 Bcf Net Proved

Develop and Operate All Projects

100% Working Interest in >99% of Projects

Average 83% Net Revenue Interest

Own/Operate 100% of Gas Gathering Pipelines and Processing Systems

Company Overview

Petrol-Neodesha --  Wilson, Neosho Co. KS

10,000 Gross acres

Coal Creek Project - Hatch Field, Coffey Co. KS

92,000 Gross acres

Pomona Gas Project – Pomona Field, Franklin Co. KS

36,000 Gross acres

Missouri Gas Project – Belton Field, Cass Co. MO

15,000 Gross acres

Oil Field Projects --  South Eastern KS

12,000 Gross acres

Gas Pipeline/Compression and Processing Systems

>100 miles of pipelines

Current Projects

Overall Net Reserves*

Mix of Proved to Possible Reserves Designed
to Promote Sustained Growth

* McCune Engineering Reserve Report
Dec 31, 2005

Petrol Assets Position:

      100% WI       Ave 82% NRI

15.1 Bcfe Proven

   4.4 Bcfe Probable

253.0 Bcfe Possible

272.5 Bcfe of Net Reserves

LONG Term Growth

NEAR Term Growth

Proved Dev. and Proved UnDev.
(Bcf)*

7.6

7.5

PD's

PUD

Deepwater and Sub Sea Offshore

Coalbed Methane, etc.

30,000

EIA (1949-1990) and NPC (1991-2015)

1950

1960

1970

1980

1990

2000

2010

25,000

20,000

15,000

10,000

5,000

0

Year

Shallow Offshore

Conventional Onshore

Coalbed Methane,

Tight Gas and Shale Gas

Sources of Annual U.S. Gas Supply
and GROWING LONG TERM Demand

Major U.S. Coal-Bed Methane Gas Basins

Northern Rocky Mountains

and Great plains

Illinois Basin

Appalachian

Basin

Gulf Coast

Colorado Plateau

Black Warrior

United States Geologic Society (USGS)

700 Tcf CBM Reserves

7% of Total US Gas Production, 2000

Western Interior

Petrol's Projects are located in the Cherokee Basin and
Bourbon Arch along the Kansas and Missouri border.

Relatively New CBM Basin –
Production of Cherokee Group
Coals became active in the early
'90s.

4 major transmission pipelines
serve this basin

Current Counties with Petrol leases

(16 counties )

-Current production

Typical Gas Bearing Coal Beds in Cherokee Rock Groups

Multiple gaseous Coal bed Production
Targets

Thickness in the 12-15 coals in the
Cherokee Rock Group ranges from 8 to 26
feet.

Using an average Total Net thickness of
10 feet and a gas content of 150 scf/ton,
the in-place gas reserve potential is 1.73
Bcf per section (0.22 Bcf /80 Acre Well).

Gas bearing shale and conventional sands
are also available throughout the area.

Typical Well Operations

TD 1,200-1,700 ft

300-500 ft Thick Cherokee Group

Onsite Geologist

Drilling Time ~ 1-1.5 days

Fully Complete/On-line 7-10 days

100% Success in > 99% wells

Typical Well Operational Costs

Well/Completion Costs  ~$100,000

Gas Gathering Pipeline  ~ $45,000

ALL IN COSTS       ~ $145,000

Operating Expenses       ~ $1.02/Mcfe

Gas Processing/Pipeline ~ $0.72/Mcfe

Neosho

County

Wilson

County

Current Ownership Position

10,000 Gross Acres

100% WI

79.5% NRI

Resources/Reserve Est.

9.1 Bcf Proven

Field Production Ave. 2,800 Mcfd

Gas Gathering (60 miles)/Compression

Sales into Southern Star Pipeline

Operations

104 Production Wells

8 SWD Wells

50-100  New Well Locations

    Petrol-Neodesha Project

Coal Creek Project

Kansas

Osage

County

Coffey County

Anderson

County

Lyon

County

Petrol-Neodesha

Coal Creek Project

Burlington

Waverly

Lebo

Current Ownership Position

92,000 Net Acres

100% WI

84.375% NRI

Resources/Reserve Est

3P ~ 175 Bcf

Proved   3.2 Bcf

3 Major Interstate Pipelines

Operations

49 CBM Wells

5 SWD Wells

20 Miles of Gas Gathering Lines

Compressors and Gas Processing

Enbridge

EMS Energy

Southern Star

Osage

County

Anderson

County

Franklin

County

Current Position

36,000 Gross Acres

100% WI

84.375% NRI

Resources/Reserve Estimates

Possible CBM/Shale Reserves

Proven Conv. Gas Reserves

2 Major Interstate Pipelines

Operations

13 Conv. Wells

1 SWD Well

Several Miles of pipeline

Pomona Gas Project

Missouri Project

Current Position

15,000 Gross Acres

100% WI

84.375% NRI

Resources/Reserve Estimates

Possible CBM/Shale Reserves

Very Shallow CBM/Shale Gas Reserves

Gassy Coals/Shales Drill Cuttings

1 Major Interstate Pipeline

Operations

5 Exploratory Wells

Extremely Low Well Costs

Cass County

Bates County

* McCune Engineering Reserve Report Dec 31, 2004

Corporate Development Strategy

Near Term Growth Strategy

         Petrol-Neodesha

Area of Extensive CBM Production

4.3 Bcf PDP

4.8 Bcf PUD's

Infill Drilling Program

13 New Wells in 2005.

17 New Wells in 2006.

100% Successful

Optimize Gas Gathering System
for 50-100 New Wells

Acquire Additional Nearby
Mineral Leases

Long Term Growth Strategy

Coal Creek Project

Acquired $50 Million Debt Financing

Initiated an Aggressive Development
Program to Assess the Resource and
Prove the Reserves

Develop the Entire 92,000 Acre Project
Area (> 1,000 wells)

45 production wells de-watering

2 Gas Gathering Pipelines Systems

5 SWD Wells and other Infrastructure.

CBM Production Early 2007.

Corporate Growth Summary

Consolidated Several Project Areas Totaling ~165,000
acres with Excellent Growth Potential

Acquired $50 Million in Debt Financing for Long
Term Development of Coal Creek

Continue to Develop PUDS in Neodesha for Near
Term Revenue Growth.

Coal Creek Development Can Significantly Enhance
Long Term Revenue and Asset Value

Applying for AMEX Trading

Petrol Revenues

UnAudited 2006

Revenues

$0.00

$0.87

$6.04

$6.80

$0.0

$1.0

$2.0

$3.0

$4.0

$5.0

$6.0

$7.0

$8.0

2003

2004

2005

2006

Market & Financial Information

OTC BB: POIG

29.0 MM Shares Issued & Outstanding

$15.4 MM Equity Market Cap

Last 7 Qtrs were Revenue Producing

Cash Flow Positive from Operations.

Filings Up to Date and On Time

Corporate Hdqtrs:

OTCBB:POIG

Website – www.petroloilandgas.com

401 Pearson Ave.

Waverly, KS 66871

Phone (785) 733-2158

Fax (785) 733-2187

Corporate Woods Bldg 31

9393 W. 110th Street  Ste 500

Overland Park, KS 66210

Phone (913) 323-4925

Fax (913) 323-4926

110 E. 5th St.

Piqua, KS 66761

Phone (620) 468-2885

Fax (620) 468-2925

Rte 1

Thayer, KS 66776

Phone (620) 839-5911

Fax (620) 839-5912

Corporate Information Highlights

Kansas Field Offices:

     Petrol Senior Management Team

Paul Branagan, President /CEO

President & CEO since Company Inception in 2001

30 yrs in Major R&D Projects involving Complex Gas Reservoirs

President of B&A Inc. Oil and Gas Consulting firm to clients such as

        Conoco, Mobil and CNPC in China.

Gary Bridwell, Drilling/Production Field Manager

20yrs Field Production Supervision

Former Meritage CBM Explor/Development

Former Field Supervisor Stroud Oil

Owner/Operator Black Rain Energies

W.T. (Bill) Stoeckinger, Geologist

40 yrs E&P Geologist

Worldwide CBM Expertise

25 yrs Int'l E&P Chevron-Texaco

Thanks for Your Attention

Visit our Web Site at

www.petroloilandgas.com

IR Contact:  RJ Falkner & Company

R Jerry Falkner, 800-377-9893

Petrol Oil and Gas Inc.